                AmeriCredit Automobile Receivables Trust 1996-D
              Class A-1 5.42500% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.1% Asset Backed Notes
                        6.3% Asset Backed Certificates
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     12/01/96
Monthly Period Ending:        12/31/96

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Aggregate Principal Balance                                           $147,915,002
                                                                                                    ------------

      B.  Purchase of Subsequent Receivables                                                          20,963,353
                                                                                                    ------------
      C.  Monthly Principal Amounts
          (1)  Collections on Receivables outstanding
                 at end of period                                                        4,746,530
                                                                                      ------------
          (2)  Collections on Receivables paid off
                 during period                                                             876,023
                                                                                      ------------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                             110,882
                                                                                      ------------
          (4)  Receivables becoming Purchased Receivables
                 during period                                                        ------------
          (5)  Cram Down Losses occurring during period
                                                                                      ------------
          (6)  Other Receivables adjustments                                                (1,427)
                                                                                      ------------
          (7)  Less amounts allocable to Interest                                       (2,757,374)
                                                                                      ------------
          Total Monthly Principal Amounts                                                              2,974,634
                                                                                                    ------------
      D.  End of period Aggregate Principal Balance                                                 $165,903,721
                                                                                                   -------------
                                                                                                   -------------
      E.  Pool Factor                                                                                 97.264033%
                                                                                                   -------------
                                                                                                   -------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1     Class A-2    Class A-3       Total
                                                            ---------     ---------    ---------       -----
      A.  Beginning of period Note Balance                 $54,256,274   $77,000,000  $58,500,000   $189,756,274
                                                           -----------------------------------------------------
      B.  Noteholders' Principal Distributable Amount        2,974,634             0            0      2,974,634
      C.  Noteholders' Accelerated Principal Amount          1,573,588             0            0      1,573,588
      D.  Accelerated Payment Amount Shortfall                  62,115             0            0         62,115
      E.  Note Prepayment Amount                                     0             0            0              0
                                                            ----------------------------------------------------
      F.  End of period Note Balance                        $49,645,937   $77,000,000  $58,500,000  $185,145,937
                                                            ----------------------------------------------------
                                                            ----------------------------------------------------
      G.  Note Pool Factors                                  86.340761%   100.000000%  100.000000%    95.930538%
                                                            ----------------------------------------------------
                                                            ----------------------------------------------------

                                       1

IIl.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

      A.  Beginning of period Certificate Balance                                                     $7,000,000
                                                                                                 ---------------

      B.  Certificateholders' Principal Distributable Amount                                                   0
      C.  Certificateholders' Accelerated Principal Amount                                                     0
      D.  Certificate Prepayment Amount                                                                        0
                                                                                                 ---------------
      E.  End of period Certificate Balance                                                           $7,000,000
                                                                                                 ---------------
                                                                                                 ---------------
      F.  Certificate Pool Factor                                                                    100.000000%
                                                                                                 ---------------
                                                                                                 ---------------
IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.   Beginning of period Pre-Funding Account balance                                           $50,392,880
                                                                                                 ---------------
      B.   Purchase of Subsequent Receivables                                         (20,963,353)
                                                                                     ------------
      C.   Investment Earnings                                                            190,833
                                                                                     ------------
      D.   Investment Earnings Transfer to Collections
                    Account                                                              (190,833)
                                                                                     ------------
      E.   Payment of Mandatory Prepayment Amount                                               0
                                                                                     ------------
                                                                                                     (20,963,353)
                                                                                                ----------------
      F.   End of period Pre-Funding Account balance                                                 $29,429,527
                                                                                                 ---------------
                                                                                                 ---------------
V.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                             $2,974,634
                                                                                                 ---------------
      B.  Required Pro-forma Security Balance                                         185,566,586
                                                                                     ------------
      C.  Pro-forma Security Balance (Assuming 100%
            Paydown of Total Monthly Principal Amounts)                               193,781,640
                                                                                     ------------
      D.  Step-down Amount  (B. - C.)                                                                          0
                                                                                                 ---------------
      E.  Principal Distributable Amount  (A.- D.)                                                    $2,974,634
                                                                                                 ---------------
                                                                                                 ---------------

VI.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.   Beginning of period Capitalized Interest  Account balance                                    $124,872
                                                                                                 ---------------
      B.   Monthly Capitalized Interest Amount                                            (59,727)
                                                                                     ------------
      C.   Investment Earnings                                                                728
                                                                                     ------------
      D.   Investment Earnings Transfer to Collections Account                               (728)
                                                                                     ------------
      E.  Payment of Overfunded Capitalized Interest Amount                                (3,833)
                                                                                     ------------
      F.  Payment of Remaining Capitalized Interest Account                                     0
                                                                                     ------------
                                                                                                         (63,560)
                                                                                                 ---------------
      G.   End of period Capitalized Interest Account balance                                            $61,312
                                                                                                 ---------------
                                                                                                 ---------------
VII.  RECOIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1) Collections on Receivables during period
                (net of Liquidation Proceeds)                                          $5,622,553
                                                                                     ------------
          (2) Liquidation Proceeds collected
                during period                                                              26,625
                                                                                     ------------
          (3) Purchase Amounts deposited in Collection
                 Account
                                                                                     ------------
          (4) (a) Investment Earnings - Collection Account                                  9,049
                                                                                     ------------
              (b) Investment Earnings - Transfer From
                     Prefunding Account                                                   190,833
                                                                                     ------------
              (c) Investment Earnings - Transfer From
                     Capitalized Interest Account                                             728
                                                                                     ------------
          (5) Collection of Supplemental Servicing Fees                                    16,968
                                                                                     ------------
          (6) Monthly Capitalized Interest Amount                                          59,727
                                                                                     ------------
          (7) Mandatory Prepayment Amount
                                                                                     ------------
          Total Available Funds                                                                        5,926,483
                                                                                                 ---------------
      B.  Distributions:
          (1) Base Servicing Fee and Supplemental Servicing Fees                          328,689
                                                                                     ------------
          (2) Agent fees                                                                    6,426
                                                                                     ------------
          (3) Noteholders' Interest Distributable Amount
                 (a) Class A - 1                                                          261,636
                                                                                     ------------
                 (b) Class A - 2                                                          391,342
                                                                                     ------------
                 (c) Class A - 3                                                          297,375
                                                                                     ------------
          (4) Noteholders' Principal Distributable Amount
                 (a) Class A - 1                                                        2,974,634
                                                                                     ------------
                 (b) Class A - 2                                                                0
                                                                                     ------------
                 (c) Class A - 3                                                                0
                                                                                     ------------
          (5) Certificateholders' Interest Distributable Amount                            36,750
                                                                                     ------------
          (6) Certificateholders' Principal Distributable Amount                                0
                                                                                     ------------
          (7) Security Insurer Premiums                                                    56,043
                                                                                     ------------
          Total distributions                                                                          4,352,895
                                                                                                 ---------------
                                       2

      C.  Excess Available Funds  (or Deficiency Claim Amount )                                        1,573,588
                                                                                                 ---------------
      D.  Noteholders' Accelerated Principal Amount                                                   (1,573,588)
                                                                                                 ---------------
      E.  Certificateholders' Accelerated Principal Amount
                                                                                                 ---------------
      F.  Deposit to Spread Account                                                                           $0
                                                                                                 ---------------
                                                                                                 ---------------
VIII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds  (VI.C.)                                              $1,573,588
                                                                                     ------------
      B.  Pro Forma Security Balance    (II.A.-II.B.+III.A.)                          193,781,640
                                                                                     ------------
      C.  Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                   185,566,586
                                                                                     ------------
      D.  Excess of Pro Forma Balance over Required Balance   (B. - C.)                 8,215,054
                                                                                     ------------
      E.  End of Period  Class A-1 Note Balance                                        51,281,640
                                                                                     ------------
      F.  Greater of D. or E.                                                          51,281,640
                                                                                     ------------
      G.  Accelerated Principal Amount  (lesser of  A. or F.)                                         $1,573,588
                                                                                                 ---------------
                                                                                                 ---------------

IX    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                 $193,781,640
                                                                                     ------------
      B.  Required Pro Forma Security Balance                                         185,566,586
                                                                                     ------------
      C.  Excess of Pro Forma Balance over Required Balance   (A. - B.)                 8,215,054
                                                                                     ------------
      D.  End of Period  Class A-1 Note Balance                                        51,281,640
                                                                                     ------------
      E.  Greater of C. or D.                                                          51,281,640
                                                                                     ------------
      F.  Excess Available Funds  (VI.C.)                                               1,573,588
                                                                                     ------------
      G.  Investment Earnings on Collection Account                                         9,049
                                                                                     ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                           $49,717,101
                                                                                                 ---------------
                                                                                                 ---------------
X.    RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                 $13,464,641
                                                                                                 ---------------
      B.  Additions to Spread Account
          (1)  Deposits from Collections Account    (VI. F.)                                    0
                                                                                     ------------
          (2)  Investment Earnings                                                         62,115
                                                                                     ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                     1,886,702
                                                                                     ------------
          Total Additions                                                                              1,948,817
                                                                                                 ---------------

      C.  Spread Account balance prior to withdrawals                                                 15,413,458
                                                                                                 ---------------
      D.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                         $13,464,641
                                                                                     ------------
          (2)  Subsequent Spread Account Deposits                                       1,886,702
                                                                                     ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)              15,351,343
                                                                                     ------------
          (4)  9% of end of period Aggregate Principal Balance                         14,931,335
                                                                                     ------------
          (5)  $100,000                                                                   100,000
                                                                                     ------------
          (6)  2% of Original Pool Balance                                              3,411,409
                                                                                     ------------
          (7)  End of period Note and Certificate Balance                             192,145,937
                                                                                     ------------
          (8)  Lesser of (3) or (4)                                                     3,411,409
                                                                                     ------------
          (9)  Greater of (2) or (5)                                                    3,411,409
                                                                                     ------------
          (10) Aggregate Principal Balance                                            165,903,721
                                                                                     ------------
          (11) End of period Note and Certificate Balance                             192,145,937
                                                                                     ------------
          (12) Line (8) less line (9)                                                       n/a
                                                                                     ------------
          (13) OC level     (10) / (8) ,   Maximum 11%                                      n/a
                                                                                     ------------
          (14) 14% less OC level, if OC level is greater than 5%                            n/a
                                                                                     ------------
          (15) Percent in (12)  x  End of period Aggregate Principal Balance                n/a
                                                                                     ------------
          (16) 15% of end of period Aggregate Principal Balance if Trigger Date             n/a
                                                                                     ------------

          Requisite Amount of Spread Account (either (3),(4), (9), (15),
          or (16) as applicable)                                                                      15,351,343
                                                                                                 ---------------

      E.  Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount
                                                                                     ------------
          (2)  Priority Second through Third
                                                                                     ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall      49,717,101
                                                                         ------------
               Accelerated Payment Amount Shortfall in Excess of Requisite
                 Amount                                                                    62,115
                                                                                     ------------
          (4)  Priority Fifth through Sixth
                                                                                     ------------
          (5)  Priority Seventh - to Servicer                                                   0
                                                                                     ------------

          Total withdrawals                                                                               62,115
                                                                                                 ---------------

      F.  End of period Spread Account balance                                                       $15,351,343
                                                                                                 ---------------
                                                                                                 ---------------
                                       3

XI.   PERFORMANCE TESTS:

      A.  Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                                     $10,545,333
                                                                                     ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                     ------------
          (3)  Beginning of period Principal Balance                                  168,878,355
                                                                                     ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                    6.24%
                                                                                                 ---------------
          (5)  Previous Monthly Period Delinquency Ratio                                                   3.53%
                                                                                                 ---------------
          (6)  Second previous Monthly Period Delinquency Ratio                                            0.00%
                                                                                                 ---------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                              3.26%
                                                                                                 ---------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                                           yes
                                                                                                 ---------------

      B.  Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                   $433,560
                                                                                     ------------
          (2)  Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                    584,672
                                                                                     ------------
          (3)  Original Pool Balance                                                  170,570,473
                                                                                     ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                  0.34%
                                                                                                 ---------------
          (5)  Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 5.26%.)                                               yes
                                                                                                 ---------------
      C.  Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                 $110,882
                                                                                     ------------
          (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                     ------------
          (3)  Cram Down Losses occurring during period
                                                                                     ------------
          (4)  Liquidation Proceeds collected during period                               (26,625)
                                                                                     ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                    84,257
                                                                                     ------------
          (6)  Net Losses since Initial Cut-off Date                                       36,594
                                                                                     ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                          42,782
                                                                                     ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of
               the Closing Date                                                       200,000,000
                                                                                     ------------
          (9)  Cumulative Net Loss Rate (6)+(7)
               divided by (8)                                                                              0.08%
                                                                                                 ---------------
          (10) Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 3.01%.)                                              yes
                                                                                                 ---------------

XII.  DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                             #       774     $9,033,635
                                                                                     ---------------------------
          (2)  61-90 days                                                                     123      1,426,134
                                                                                     ---------------------------
          (3)  over 90 days                                                                     6         85,564
                                                                                     ---------------------------

      Receivables with Scheduled Payment delinquent
        more than 30 days at end of period                                                    903    $10,545,333
                                                                                     ---------------------------
                                       4

XIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                       13,047
                                                                                                 ---------------
      B.  Number of Subsequent Receivables Purchased                                                       1,769
                                                                                                 ---------------
      C.  Number of Receivables becoming Liquidated
          Receivables during period                                                                           13
                                                                                                 ---------------
      D.  Number of Receivables becoming Purchased
                                                                                                 ---------------
          Receivables during period
      E.  Number of Receivables paid off during period                                                       136
                                                                                                 ---------------
      F.  End of period number of Receivables                                                             14,667
                                                                                                 ---------------
                                                                                                 ---------------

XIV.  STATISTICAL DATA:
      A.  Weighted Average APR of the Receivables                                                         20.04%
                                                                                                 ---------------
      B.  Weighted Average Remaining Term of the Receivables                                               50.22
                                                                                                 ---------------
      C.  Average Receivable Balance                                                                     $11,311
                                                                                                 ---------------
      D.  Aggregate Realized Losses                                                                     $120,851
                                                                                                 ---------------

AmeriCredit Financial Services, Inc.

By:       /s/ Daniel E. Berce
          -----------------------------------
Name:     Daniel E. Berce
          -----------------------------------
Title:    Executive Vice-President
          -----------------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     January 6, 1997
          -----------------------------------

                                       5